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                            THE ARMADA ADVANTAGE FUND




                                DECEMBER 31, 2001




                         [ARMADA ADVANTAGE LOGO OMITTED]

THE ARMADA ADVANTAGE FUND      Message from the President ..................  1

ARMADA ADVANTAGE               Message from the Investment Adviser .........  2
BOND FUND
                               Portfolio Performance Discussion ............  5
ARMADA ADVANTAGE
INTERNATIONAL EQUITY FUND      Notice to Shareholders ...................... 13

ARMADA ADVANTAGE               Trustees and Officers of the Trust .......... 14
MID CAP GROWTH FUND
                               Report of Independent Auditors .............. 16
ARMADA ADVANTAGE
SMALL CAP GROWTH FUND
                             FINANCIAL STATEMENTS

                               Financial Highlights ........................ 17

                               Statements of Net Assets .................... 18

                               Statements of Operations .................... 28

                               Statements of Changes in Net Assets ......... 29

                               Notes to Financial Statements ............... 31





                      ----------------------------------------------------------
                         NOT FDIC INSURED O NO BANK GUARANTEE O MAY LOSE VALUE
                      ----------------------------------------------------------
                      Mutual funds involve risk, including possible loss of principal. National City Investment Management Company
                      (IMC) serves as investment adviser to The Armada Advantage Fund, for which it receives an investment advisory fee. The Armada Advantage Fund is distributed by SEI Investments Distribution Co. (SIDC), Oaks, PA 19456. SIDC is not affiliated with IMC and is not a bank. For more complete information about The Armada Advantage Fund, including charges and expenses, please contact your investment professional or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money.

                      Federal income tax rules will apply to any capital gains distributions.

                                                     MESSAGE FROM THE PRESIDENT
                                                      THE ARMADA ADVANTAGE FUND

January 2002

DEAR SHAREHOLDERS:

The unprecedented terrorist attacks of September 11th eclipsed all other events in 2001. As the U.S. mourned the loss of thousands and prepared for war in Afghanistan, the economy continued to grapple with massive job losses and dwindling consumer confidence despite aggressive attempts by the Federal Reserve Board to ignite the economy.

Although the economy remains sluggish, National City Investment Management Company, adviser to The Armada Advantage Fund, is unwavering in the execution of its investment styles. Each investment style team is comprised of individuals who are experienced in the respective style and committed to the characteristics, constraints and parameters of that style. Style purity is a core principle of the organization's investment philosophy; it ensures that your investments are invested in a manner consistent with your fund's investment objective and strategies as outlined in the prospectus.

I am pleased to present this report containing the financial statements and fund performance information for portfolios of The Armada Advantage Fund for the year ended December 31, 2001. If you have questions about The Armada Advantage Fund or need additional assistance, please call your Financial Consultant or Investor Services at 1-800-622-FUND (3863).

Sincerely,


/s/Herbert R. Martens Jr.


Herbert R. Martens, Jr.
President

                                                           DECEMBER 31, 2001  1

MESSAGE FROM THE INVESTMENT ADVISER
THE ARMADA ADVANTAGE FUND

January 2002

DEAR INVESTOR:



Hopes for a rapid end to the current recession vanished on September 11 when Al Qaeda terrorists took down the twin towers of New York's World Trade Center as well as a portion of the Pentagon. Since then, the United States has also contended with a war in Afghanistan, the prospect of additional military campaigns in the Middle East, and the presence of anthrax in our mail. The human cost of these events is incalculable, and the financial hit from the World Trade Center disaster alone has been estimated at a minimum of $50 billion.

Economic activity as measured by gross domestic product (GDP) came to a virtual standstill as these events unfolded, and figures will likely show that GDP rose only 1% for the 2001 calendar year. That is the lowest figure since 1991. In November, consumer confidence fell for the fifth consecutive month to a seven-year low, while unemployment climbed to 5.7%. The loss of 468,000 jobs in October alone marked the largest one-month loss in 21 years.

The manufacturing sector has been hit particularly hard. U.S. industrial output fell for the 13th consecutive month in October 2001, the longest string of declines since the Great Depression. Still, that number is somewhat misleading. Output dropped by only 7% on a year-over-year basis, and lean inventory figures suggest that this decline is near an end.

When can we expect the U.S. economy to start expanding again? Despite all that has occurred, we believe that the country is in a relatively short and shallow recession. Our success at fighting terrorism -- at home and abroad -- will play a critical role in instilling confidence among consumers, but a number of factors lead us to predict growth in the second half of 2002.

We've seen the Federal Reserve Board ease interest rates 11 times in 2001, with the goal of reducing the cost of credit for businesses and consumers alike. As a result, the Federal Funds Rate stood at a 40-year low of 1.75% on December 31. Rate cuts tend to take nine to 12 months before they have any real impact, so the effects of the earliest cuts have only now begun to take hold.

Congress did its part by enacting a $1.35 trillion tax cut, and oil prices have plummeted from a dizzying $35 a barrel to level off in the high teens. It's worth noting that a 50 cent decline in the cost of a gallon of gas at the pump adds approximately $100 billion to the U.S. economy.

THE S&P 500 INDEX FINISHES IN THE RED AGAIN

From a profitability standpoint, 2001 proved to be the worst year for the S&P 500 in several decades. Operating earnings dropped an average of 20%, and, for the first time since 1973-74, the S&P 500 Composite Index posted negative returns in two consecutive calendar years. After losing 9.11% of its value in 2000, the large cap benchmark finished 2001 down another 11.88%. Showing some resilience, though, by mid-October the S&P 500 Composite Index gained back the 15.5% in value it had lost immediately following the terrorist attacks.

Earlier in the year, we had predicted that small cap stocks would significantly outperform large caps for the foreseeable future. The small cap universe enjoyed lower relative valuations and higher forecasted earnings growth, and it stood to benefit from the Fed's aggressive rate cutting posture. Indeed, the Russell 2000 Index, a leading small cap indicator, finished the year up 2.49%.


2  DECEMBER 31, 2001

                                            MESSAGE FROM THE INVESTMENT ADVISER
                                                      THE ARMADA ADVANTAGE FUND

Unfortunately, the dash to liquidity following the terrorist attacks hammered small caps temporarily, and it would take until mid-November for the Russell 2000 to recoup the 14% in value it had lost in the week immediately following the attacks.

In 2002, large cap stocks will likely post earnings growth in the mid-single digits. Earnings prospects for small caps look stronger still. From a sector standpoint, we continue to overweight cyclical stocks given our belief that the economy is poised for a recovery. These include financials, which traditionally respond well to low interest rates. Banks should also benefit from an aging of their exposure to credit risk in their loan portfolios and an environment favorable to new loans. Other cyclical overweights include basic materials and transportation stocks. The former should benefit from a likely rise in commodity prices, while low fuel prices and an expected increase in passenger travel and cargo shipments will buoy the latter sector.

The one cyclical sector we continue to regard warily is technology. The tech-heavy Nasdaq Composite Index rose 37% from its post-attack low on September 21 through December 31, but the tech sector's valuations still appear stretched. Within technology, we do like the prospects for the semiconductor arena. Such stocks tend to outperform during the early portion of a tech recovery. Indeed, the Philadelphia Semiconductor Index climbed 59% from its October 2 low through November 30.

OUTPERFORMANCE AND VOLATILITY FOR FIXED INCOME INVESTORS

As leading equity indices declined, bondholders had a lot to smile about. The Lehman U.S. Aggregate Bond Index finished the calendar year up 8.42% and for the six months ended November 30 up 5.73%. Volatility abounded on the short end of the yield curve. Responding to an aggressive Fed, the yield on the 3-month Treasury bill (which moves in the opposite direction of its price) plummeted 425 basis points (more than 4%) from January 3 through December 11. Over the same period, the yield on the 2-year Treasury note declined 215 basis points.

By comparison, longer-term securities traded in a relatively narrow 50-basis-point range until the Fed's announcement on October 31 that it would discontinue the sale of the venerable 30-year Treasury bond. Demand briefly drove yields on the 30-year, also known as the long bond, down to a low of 4.8%, but it would finish the year offering a 5.5% yield, comfortably tucked in the middle of its former trading range.

The Treasury's announcement briefly sent prices for the 10-year Treasury bond soaring as well. As a result, mortgage rates, which are most closely tied to the 10-year bond, dropped to levels not seen since the early 1960s. The wave of mortgage refinancing that followed, and the extra money it has left in the pockets of homeowners, may finally spur consumer spending.

The Treasury claims that discontinuing the long bond will save billions of dollars, allowing it to finance its debt through shorter-term securities offering lower yields. It is likely to have a profound impact on the corporate bond sector as well. After staging a major rally during the first half of 2001, credit concerns coupled with the events of September 11 had led corporates to underperform Treasuries during the second half. The past year witnessed the highest ratio of corporate credit downgrades to upgrades since 1991, not to mention the high-profile bankruptcies of Enron and Polaroid.

                                                           DECEMBER 31, 2001  3

MESSAGE FROM THE INVESTMENT ADVISER
THE ARMADA ADVANTAGE FUND

However, Corporate America no longer has to compete with the long bond. That, along with the anticipated economic recovery, should drive up the prices of corporates on the long end of the yield curve. As long as corporate bond investors pay careful attention to industry and security selection, this sector now appears attractively priced. With mortgage rates having likely hit bottom, and the refinancing boom in its final stages, the market for mortgage-backed securities appears poised to rebound as well.

REFORM TAKES GLACIAL PACE IN JAPAN; A REBOUND IN EUROPE LIKELY

Turning our attention elsewhere around the world, Japan is now mired in its fourth recession in a decade. Prime Minister Junichiro Koizumi has made incremental progress towards desperately-needed structural reforms, but the pace remains glacial at best. Japan's $5.4 trillion in debt makes its indebtedness the highest among industrialized nations. After seeing its credit rating from Moody's Investors Service slip to double-A in September 2000, Japan's rating slipped yet again in December 2001. This downgrade makes it more expensive for the Japanese government to borrow money and will test Koizumi's pledge of limiting new bond issuance to 30 trillion yen (roughly $243 billion).

In Europe, the decline in corporate profits hasn't been as severe as that in the United States. The 12-nation euro zone economy was expected to post economic growth of 1.6% for 2001. Still, that would be hard to tell from the performance of its equity markets. The Morgan Stanley MSCI EMU Index fell 19.48% for the calendar year in local currency terms. Thanks to an anemic euro, those results proved even worse in U.S. dollar terms: 23.63%. In short, investors have been far less generous in valuing European equities versus U.S. stocks.

This difference can be attributed in part to the less aggressive stance the European Central Bank (ECB) has taken compared to the Fed's in promoting economic growth. While the Fed cut rates 11 times during the calendar year, the ECB announced only four. However, leading indicators point to a steady decline in inflation throughout the continent. That will likely open the door to additional ECB rate cuts in the near future.

Additional factors lead us to remain very optimistic about the euro zone's long-term prospects. Given its heavy manufacturing base, the European economy is particularly sensitive to movements in energy costs. The past year's steep decline in oil prices should improve corporate profits and spur spending by putting extra money in consumers' wallets. We also continue to see progress made on tax reform and regulatory fronts. In Germany, for example, a massive cut in corporate capital gains taxes goes into effect in January 2002. In a country where cross-ownership of companies is commonplace, the effect could be dramatic. Businesses will finally have an incentive to sell their stakes in non-strategic assets, freeing up capital that could be put to use more productively.

Trading below 90 cents for most of the year, the euro's performance continues to disappoint. We can't predict when it will recover, but we maintain that the euro is significantly undervalued versus the U.S. dollar. The euro had existed only electronically since its launch two years ago and stands to benefit from its January 1, 2002 introduction into circulation. A more aggressive ECB should also boost the currency's prospects.

Sincerely,

/s/Donald L. Ross

Donald L. Ross
President and Chief Investment Officer
National City Investment Management Company



4  DECEMBER 31, 2001

                                               PORTFOLIO PERFORMANCE DISCUSSION
                                                      THE ARMADA ADVANTAGE FUND

ARMADA ADVANTAGE BOND FUND



The U.S. economic recession and 11 interest rate cuts by the Federal Reserve combined to help bonds soundly outperform stocks for the second consecutive year. At the same time, the bond market experienced extremely high levels of volatility due to the tragedy of September 11, subsequent signs of emerging economic strength, and the discontinuation of the venerable 30-Year U.S. Treasury bond.

For the 12 months ended December 31, 2001, the Armada Advantage Bond Fund produced a total return of 6.32%, net of fees. The Lehman U.S. Aggregate Bond Index, the Fund's benchmark, returned 8.42% over the same period.

The Fund's underperformance relative to the benchmark can be attributed largely to the deteriorating credit quality of our Conseco holding, which represented approximately 1.5% of the portfolio. Despite the challenges faced by the insurer's Conseco Finance unit, the company appeared to be on solid footing until it lowered earnings estimates in the wake of September 11. An overweighting in mortgage-backed securities in the early part of the year had a slightly negative impact on performance as well. As mortgage rates fell to levels not seen since the 1960s, refinancing in record numbers triggered a wave of prepayments.

In the Treasury market, the Fed's aggressive easing sent prices on short-term securities soaring throughout most of the year. For example, the yield (which moves in the opposite direction of price) on 2-Year Treasury notes fell from a high of 5.09% to a low of 3.04%. However, the management team preferred to underweight short-term Treasuries in favor of a significant stake in asset-backed securities. Our asset-backed holdings were triple-A rated and provided an incremental increase in return for only slightly more credit risk. The same can be said for our stake in commercial mortgage-backed securities, which we used in part as a substitute for high-grade corporate and agency debt.

Conseco aside, our roughly benchmark weighting in corporate bonds proved beneficial during the first half as the sector recovered from a difficult 2000 and a recovery appeared within sight. The market response to the destruction of the World Trade Center sent corporate prices tumbling as fears of a prolonged recession set in.

With a recovery likely to materialize by the middle of the year, corporates appear attractively priced and we will likely add to our stake as the year progresses. However, our own experience with Conseco underscores the importance of security selection in this sector. We like the prospects for mortgage-backed securities as well, which should benefit from less volatility in the mortgage market as the refinancing boom tails off.

As of December 31, 2001, 13% of the Fund's net assets were invested in U.S. Treasury securities, 6% in agency debt, 34% in mortgage-backed securities, 23% in corporate bonds, 13% in asset-backed securities, 9% in commercial mortgage-backed securities and 2% in cash reserves. With interest rates likely to decline during the first quarter, the portfolio's average duration at year-end was roughly 3% longer than the benchmark's.

                                                            DECEMBER 31, 2001  5

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND


ARMADA ADVANTAGE BOND FUND (CONTINUED)


GROWTH OF A $10,000 INVESTMENT


[Graph Omitted]
[Plot Points follow:]


               ARMADA ADVANTAGE            LEHMAN U.S. AGGREGATE
                  BOND FUND(2)                 BOND INDEX(1)

9/30/93            $10,000                       $10,000
1993                 9,950                        10,005
1994                 9,414                         9,714
1995                11,012                        11,509
1996                11,210                        11,925
1997                12,072                        13,079
1998                12,882                        14,213
1999                12,630                        14,095
2000                13,620                        15,735
2001                14,481                        17,059

    ARMADA ADVANTAGE BOND FUND
    Average Annual Total Returns as of 12/31/01(2)

--------------------------------------------------------------------------------
                                          ANNUALIZED       DATE
                                           INCEPTION        OF
               1 YEAR    3 YEARS  5 YEARS   TO DATE      INCEPTION

                6.32%     3.98%    5.25%     4.59%       09/23/93
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET
  VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.
  THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE BOND FUND REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
2 EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL
  WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.




6  DECEMBER 31, 2001

                                               PORTFOLIO PERFORMANCE DISCUSSION
                                                      THE ARMADA ADVANTAGE FUND

ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND



A synchronized global slowdown, the continued strength of the U.S. dollar, and the lingering effect of 2000's high energy prices and aggressive rate hikes made 2001 another frustrating year for investing overseas. While the U.S. Federal Reserve Board reversed course as early as January with the first of 11 interest rate cuts, an inflation-wary European Central Bank (ECB) waited until May before it began to ease. Even then, the ECB reduced rates only four times.

For the 12 months ended December 31, 2001, the Armada Advantage International Equity Fund posted a total return of negative 25.59%. During the same period, the Morgan Stanley MSCI EAFE (Europe, Australasia, Far East) Index returned negative 21.44%. In local currency terms, the benchmark fell only 17.5%, but poor performance by the euro during the first half of the year and by the yen in the second half battered results further after converting to dollars.

Nearly all of the Fund's underperformance relative to the benchmark can be traced to the first half of the year. Responding to the Fed's aggressive easing, the management team increased the portfolio's exposure to cyclical sectors that stood to benefit from a recovery. That decision proved premature, and it would take several more months before the markets appeared to hit bottom. Our large cap growth orientation also proved detrimental as small caps proved more attractive. During the second half, the portfolio's cyclical orientation and a decrease in its average market cap contributed to an 11% gain.

Nearly every country in the EAFE Index finished the year in the red. That said, overweighting to Norway, Spain, and Switzerland relative to the benchmark proved beneficial. Several individual holdings actually enjoyed positive returns. In Norway, for example, conglomerate Norsk Hydro finished the year up 3.3%, benefiting from high oil prices and consolidation in the basic materials and mining industries. Spanish utility Aguas de Barcelona, a defensive play, returned 10.7%. In Switzerland, top 10 holding Swisscom climbed 14.1%. This conservative telecom player had no exposure to expensive 3G licenses and was not affected as many competitors were by the delay in this new technology's adoption.

Looking ahead, a global recovery appears likely by the middle of 2002. Fuel prices have dropped dramatically during the past six months, inventories have declined, and the ECB will likely continue playing catch-up with the Fed. We particularly like the prospects for cyclical stocks in the Asia/Pacific region, and valuations in Singapore and Australia appear attractive. An expected increase in liquidity should also benefit the developing markets of South Korea and Taiwan. As for Japan, the fund maintains a substantial underweighted position relative to the benchmark. Japan's $5.4 trillion in debt leads the industrialized world, and the country shows few signs of emerging from its fourth recession in a decade.

                                                           DECEMBER 31, 2001  7

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND


ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND (CONTINUED)


GROWTH OF A $10,000 INVESTMENT

[Graph Omitted]
[Plot Points follow:]

               ARMADA ADVANTAGE
                 INTERNATIONAL              MORGAN STANLEY MSCI
                 EQUITY FUND(2)              MSCI EAFE INDEX(1)

9/30/93            $10,000                       $10,000
1993                10,350                        10,086
1994                 9,650                        10,871
1995                10,590                        12,091
1996                12,222                        12,823
1997                12,482                        13,052
1998                13,931                        15,662
1999                21,691                        19,884
2000                17,728                        17,067
2001                13,192                        13,408

    ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND
    Average Annual Total Returns as of 12/31/01(2)

--------------------------------------------------------------------------------
                                          ANNUALIZED       DATE
                                           INCEPTION        OF
               1 YEAR    3 YEARS  5 YEARS   TO DATE      INCEPTION

               -25.59%   -1.80%    1.54%     3.41%       09/23/93
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST
  INDEX (MSCI EAFE INDEX) IS A WIDELY RECOGNIZED INDEX OF OVER 900 SECURITIES LISTED ON THE STOCK EXCHANGES IN EUROPE, AUSTRALASIA AND THE FAR EAST.
  THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE INTERNATIONAL EQUITY FUND REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
2 EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL
  WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.





8  DECEMBER 31, 2001

                                               PORTFOLIO PERFORMANCE DISCUSSION
                                                      THE ARMADA ADVANTAGE FUND

ARMADA ADVANTAGE MIDCAP GROWTH FUND



Earnings disappointments mounted in 2001, and hopes for an end to the recession by the latter part of the year were dashed by the tragic events of September 11. Technology stocks were again among the hardest hit. In this environment, the Armada Advantage Mid Cap Growth Fund produced a total return of negative 19.72% for the 12 months ended December 31, 2001. Over the same period, the Russell Midcap Growth Index returned negative 20.15%.

Clearly, the management team was disappointed by our second straight year of negative returns. At the same time, we were pleased that our sensitivity to valuations and focus on earnings stability resulted in outperformance relative to the benchmark. A significant stake in a number of defensive sectors such as Information Technology (IT) services, health care, and consumer staples served us well. IT services holdings Affiliated Computer Services, Concord EFS, and Fiserv, all of which enjoy the earnings predictability of long-term contracts, posted solid gains.

Although the technology sector remained our largest absolute weighting throughout most of the year, the fund benefited from an underweighting relative to the benchmark for nearly the entire period. Our technology holdings tended to be less speculative as well. We had our share of disappointments, to be sure, as shares in Macrovision, Brocade Communications System, Mercury Interactive, and Rational Software suffered the wrath of the slowing economy. On the other hand, CDW Computer Centers and Tech Data gained 96% and 72%, respectively.

After being bullish on oil and natural gas stocks early in the year, it became clear to us by summer that energy prices were unlikely to climb further. As a result, we locked in substantial gains from Global Marine, Nabors Industries, and Noble Drilling before their share prices plummeted. We were not as fortunate with some of our utility holdings. Share prices of energy producers Calpine, Black Hills, and Mirant suffered in part from concerns triggered by the spectacular demise of former industry high-flyer Enron.

Looking ahead, we see signs that the economy will begin to recover by the middle of 2002. According to First Call estimates, earnings in the mid cap growth sector are projected to climb an average of 7%. Technology and other cyclical sectors should be among the largest beneficiaries of a recovery, and we've positioned the portfolio accordingly. After being as much as 5% below the benchmark weighting in technology, we increased our exposure to market weight in October by adding to stakes in National Semiconductor, Microchip Technology, and Altera. We also took positions in Southwest Airlines and Royal Caribbean Cruises, well-run companies that should profit from any improvement in the travel and leisure industry.

The Fund also maintains an overweighting in health care stocks, which should benefit from the medical needs of an aging population. Holdings include King Pharmaceuticals, Forest Laboratories, Omnicare, and First Health Group.



                                                           DECEMBER 31, 2001  9

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND


ARMADA ADVANTAGE MIDCAP GROWTH FUND (CONTINUED)


GROWTH OF A $10,000 INVESTMENT

[Graph Omitted]
[Plot Points follow:]

                 ARMADA ADVANTAGE              RUSSELL MIDCAP
               MID CAP GROWTH FUND(2)          GROWTH INDEX(1)

9/30/93            $10,000                       $10,000
1993                10,021                        10,322
1994                 9,499                        10,099
1995                12,258                        13,531
1996                14,386                        15,896
1997                16,196                        19,478
1998                17,869                        22,956
1999                25,795                        34,733
2000                23,510                        30,652
2001                18,874                        24,475

    ARMADA ADVANTAGE MID CAP GROWTH FUND
    Average Annual Total Returns as of 12/31/01(2)

--------------------------------------------------------------------------------
                                          ANNUALIZED      DATE
                                           INCEPTION       OF
               1 YEAR    3 YEARS  5 YEARS   TO DATE     INCEPTION

               -19.72%    1.84%    5.58%     8.18%      09/23/93
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY RECOGNIZED,
  CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATION) INDEX OF THE 800 SMALLEST U.S. COMPANIES OUT OF THE 1000 LARGEST U.S. COMPANIES, WITH HIGHER GROWTH RATES AND PRICE-BOOK RATIOS.
  THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE MID CAP GROWTH FUND REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
2 EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL
  WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.




10 DECEMBER 31, 2001

                                               PORTFOLIO PERFORMANCE DISCUSSION
                                                      THE ARMADA ADVANTAGE FUND

ARMADA ADVANTAGE SMALL CAP GROWTH FUND



The economic slowdown of 2000 officially entered recession territory in 2001. As earnings continued to disappoint, growth-oriented stocks were hit hardest. In this environment, the Armada Advantage Small Cap Growth Fund produced a total return of negative 9.41% for the 12 months ended December 31, 2001. The Fund's benchmark, the Russell 2000 Growth Index, returned negative 9.23% over the same period.

The Fund outperformed the benchmark throughout most of the year, guided by strong stock selection and our "growth at a reasonable price" philosophy. The latter led us to avoid some of the more speculative names in the index and to maintain an underweight in the technology sector. However, technology outperformed every other sector by a wide margin during the fourth quarter, erasing the Fund's gains versus the benchmark.

Tech stocks actually rallied as the year got underway, thanks to the first of 11 Federal Reserve rate cuts. The Russell 2000 Growth Index jumped 8% in January, but the euphoria couldn't mask a grim earnings outlook. In February, the benchmark lost 13% of its value. During this period, the portfolio's overweighting in the financial and retail sectors proved beneficial. For example, sub-prime lender Americredit and S&L Doral Financial would roughly double in value before we locked in gains on both.

After being largely ignored during the Internet bubble, bricks-and-mortar retail holdings Abercrombie & Fitch, Christopher and Banks, Electronics Boutique, and 99 Cent Stores all saw healthy run-ups in their stock prices. Lower interest rates did their part to spur consumer spending, and investors could simply no longer ignore the consistent earnings growth these companies enjoy.

Good stock selection in sectors where we maintained neutral or underweighted positions relative to the benchmark also contributed to performance. Purchased in June, disease management company American Healthways climbed 50% as its HMO customers sought ways to put the breaks on skyrocketing medical costs. Flat-panel chipmaker Genesis Microchip gained 105% following its addition to the portfolio in June. We also had our share of disappointments, to be sure, as shares in Macrovision, Cirrus Logic, SONICblue, Tanox, and Active Power suffered steep price declines.

With the refinancing boom nearing an end, we reduced the fund's stake in financials as the year drew to a close. Instead, we began increasing our technology exposure with the belief that the economy is poised for recovery in 2002. Semiconductor and semiconductor equipment stocks look particularly appealing. For example, Numerical Technologies, purchased in December, appears to offer the potential for above-average earnings growth. This company has developed a process that makes it possible to add more circuits to microchips without upgrading existing photo-lithography equipment.

The low interest rate environment, strong projected earnings, and attractive valuations leave the management team optimistic about the prospects for the small cap growth sector. According to First Call estimates, small cap growth companies are expected to post 10% average earnings growth in 2002 versus 8% for their large cap growth counterparts.



                                                           DECEMBER 31, 2001  11

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND


ARMADA ADVANTAGE SMALL CAP GROWTH FUND (CONTINUED)


GROWTH OF A $10,000 INVESTMENT

[Graph Omitted]
[Plot Points follow:]

                 ARMADA ADVANTAGE              RUSSELL 2000
              SMALL CAP GROWTH FUND(2)         GROWTH INDEX(1)

9/30/93            $10,000                       $10,000
1993                10,648                        10,262
1994                11,209                        10,013
1995                15,207                        13,120
1996                19,717                        14,597
1997                18,638                        16,488
1998                18,171                        16,690
1999                23,847                        23,884
2000                19,853                        18,527
2001                17,985                        16,817

    ARMADA ADVANTAGE SMALL CAP GROWTH FUND
    Average Annual Total Returns as of 12/31/01(2)

-------------------------------------------------------------------------------
                                          ANNUALIZED       DATE
                                           INCEPTION        OF
               1 YEAR    3 YEARS  5 YEARS   TO DATE      INCEPTION

               -9.41%    -0.34%   -1.82%     7.78%       09/23/93
-------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE RUSSELL 2000 GROWTH INDEX IS A WIDELY-RECOGNIZED, CAPITALIZATION-WEIGHTED
  (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATION) INDEX OF U.S. COMPANIES IN THE RUSSELL 2000 INDEX (WHICH INCLUDES THE 2000 SMALLEST OF THE 3000 LARGEST U.S. COMPANIES) WITH HIGHER GROWTH RATES AND PRICE-BOOK RATIOS.
  THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE SMALL CAP GROWTH FUND REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
2 EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL
  WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.




12   DECEMBER 31, 2001

                                                         NOTICE TO SHAREHOLDERS
                                                      THE ARMADA ADVANTAGE FUND




For the fiscal year ended December 31, 2001, each Fund designated long term capital gains and ordinary income with regard to distributions paid during the year as follows:



                              (A)                     (B)                    (C)                  (D)                 (E)
                        Long Term (20%)      Long Long Term (18%)         Ordinary
                         Capital Gains           Capital Gains             Income                Total
                         Distributions           Distributions          Distributions        Distribution          Qualifying
Fund                      (Tax Basis)             (Tax Basis)            (Tax Basis)          (Tax Basis)          Dividends
                        --------------       ------------------         --------------      --------------        --------------
Bond                          0.00%                  0.00%                100.00%              100.00%               0.00%
International Equity         82.16%                  0.03%                 17.81%              100.00%               0.00%
Mid Cap Growth               81.44%                  0.00%                 18.56%              100.00%               0.00%
Small Cap Growth            100.00%                  0.00%                  0.00%              100.00%               0.00%

Items (A), (B), (C) and (D) are based on a percentage of the Fund's distribution.
Item (E) is based on a percentage of ordinary income distributions of the Fund, and represents dividends which qualify for the corporate dividends received deduction.



                                                          DECEMBER 31, 2001   13

TRUSTEES AND OFFICERS OF THE TRUST
THE ARMADA ADVANTAGE FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL                    NUMBER OF PORTFOLIOS
                                                 LENGTH                     OCCUPATION(S)                 IN THE ARMADA FUNDS/
                                POSITION(S)      OF TIME                DURING PAST 5 YEARS/                   THE ARMADA
NAME, ADDRESS                  HELD WITH THE     SERVED                  OTHER DIRECTORSHIPS                    ADVANTAGE
DATE OF BIRTH                      TRUST         (YRS.)*                HELD BY BOARD MEMBER                  FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Neary               Chairman of the       3       Retired Co-Chairman of Ernst & Young, April                  38
32980 Creekside Drive            Board and                  1984 to September 1993; Director, Cold Metal
Pepper Pike, OH44124              Trustee                   Products, Inc., since March 1994; Director,
09/30/33                                                    Strategic Distribution, Inc., since January 1999;
                                                            Director, Commercial Metals Company since
                                                            March 2001. Chairman of the Board and Trustee,
                                                            Armada Funds, since February 1996.

------------------------------------------------------------------------------------------------------------------------------------

John F. Durkott                   Trustee           3       President and Chief Operating Officer, Kittle's              38
c/o Kittle's Home                                           Home Furnishings Center, Inc., since January
Furnishings Center, Inc.                                    1982; partner, Kittle's Bloomington Properties
8600 Allisonville Road                                      LLC, since January 1981; partner, KK&D LLC,
Indianapolis, IN 46250                                      since January 1989; partner, KK&D II LLC
07/11/44                                                    (affiliated real estate companies of Kittle's Home
                                                            Furnishings Center, Inc.), since February 1998.
                                                            Trustee, Armada Funds, since November 1993.

------------------------------------------------------------------------------------------------------------------------------------

Robert J. Farling                 Trustee           3       Retired Chairman, President and Chief                        38
1608 Balmoral Way                                           Executive Officer, Centerior Energy (electric util
Westlake, OH 44145                                          ity), March 1992 to October 1997; Director,
12/04/36                                                    National City Bank until October 1997; Director,
                                                            Republic Engineered Steels, October 1997 to
                                                            September 1998. Trustee, Armada Funds, since
                                                            November 1997.

------------------------------------------------------------------------------------------------------------------------------------

Richard W. Furst                  Trustee           3       Garvice D. Kincaid, Professor of Finance and                 38
2133 Rothbury Road                                          Dean, Gatton College of Business and
Lexington, KY 40515                                         Economics, University of Kentucky, since
09/13/38                                                    1981; Director, The Seed Corporation (restaurant
                                                            group), since 1990; Director; Foam Design, Inc.,
                                                            (manufacturer of industrial and commercial foam
                                                            products), since 1993; Director, Office Suites Plus,
                                                            Inc. (office buildings), since 1998; Director,
                                                            ihigh, Inc. (high school marketing network) since
                                                            1999; Trustee, Armada Funds, since June 1990.

------------------------------------------------------------------------------------------------------------------------------------

Gerald L. Gherlein                Trustee           3       Retired; formerly, Executive Vice-President and              38
3679 Greenwood Drive                                        General Counsel, Eaton Corporation (global
Pepper Pike, OH 44124                                       manufacturing), from 1991 to March 2000.
02/16/38                                                    Trustee, Armada Funds, since November 1997.

------------------------------------------------------------------------------------------------------------------------------------

J. William Pullen                 Trustee           3       President and Chief Executive Officer,                       38
Whayne Supply Company                                       Whayne Supply Co. (engine and heavy
1400 Cecil Avenue                                           equipment distribution), since 1986;
P.O. Box 35900                                              Trustee, Armada Funds, since May 1993.
Louisville, KY 40232
04/24/39



14



                                                                                                 TRUSTEES AND OFFICERS OF THE TRUST
                                                                                                          THE ARMADA ADVANTAGE FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL                    NUMBER OF PORTFOLIOS
                                                 LENGTH                     OCCUPATION(S)                 IN THE ARMADA FUNDS/
                                POSITION(S)      OF TIME                DURING PAST 5 YEARS/                   THE ARMADA
NAME, ADDRESS                  HELD WITH THE     SERVED                  OTHER DIRECTORSHIPS                    ADVANTAGE
DATE OF BIRTH                      TRUST         (YRS.)*                HELD BY BOARD MEMBER                  FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Herbert R. Martens, Jr.**      President and         3      Executive Vice President, National City                  38
c/o NatCity Investments, Inc.     Trustee                   Corporation (bank holding company), since
1965 East Sixth Street                                      July 1997; Chairman, President and Chief
Suite 800                                                   Executive Officer, NatCity Investments, Inc.
Cleveland, OH 44114                                         (investment banking), since July 1995; President
08/06/52                                                    and Chief Executive Officer, Raffensberger,
                                                            Hughes & Co. (broker-dealer), from 1993 until
                                                            1995; President, Reserve Capital Group, from
                                                            1990 until 1993. President and Trustee, Armada
                                                            Funds, since November 1997.


------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

W. Bruce McConnell, III          Secretary           3      Secretary 3 Partner, Drinker Biddle & Reath LLP,         N/A
One Logan Square                                            Philadelphia, PA (law firm).
18th and Cherry Streets
Philadelphia, PA 19103
02/07/43

------------------------------------------------------------------------------------------------------------------------------------

Christopher F. Salfi            Treasurer           Less    Director of Funds Accounting, SEI                        N/A
530 E. Swedesford Road                            than 1    Investments, since January 1998; Fund
Wayne, PA 19087                                             Accounting Manager, SEI Investments,
11/28/63                                                    1994 to 1997.

-----------------------------------------------------------------------------------------------------------------------------------

Timothy D. Barto            Assistant Treasurer      1      Vice President and Assistant Secretary, SEI              N/A
One Freedom Valley Drive                                    Investments Mutual Funds Services and SEI
Oaks, PA 19456                                              Investments Distribution Co., since 1999;
03/28/68                                                    Associate Dechert Price & Rhoads (law firm),
                                                            1997 to 1999; Associate, Richter, Miller & Finn
                                                            (law firm), 1994 to 1997.

-----------------------------------------------------------------------------------------------------------------------------------

 * Trustee or Officer of the Trust until such time as his successor is duly elected and appointed.
** Trustee who is deemed to be an "interested person" of the Trust as defined in the 1940 Act is referred to as an "Interested Trustee." Mr. Martens is considered to be an "interested person" of the Trust because (1) he is an Executive Vice President of National City Corporation ("NCC"), the indirect parent corporation to the Adviser, which receives fees as investment adviser to the Trust, (2) he owns shares of common stock and options to purchase common stock of NCC, and (3) he is the Chief Executive officer of NatCity
   Investments, Inc., a broker-dealer affiliated with the Adviser.

For more information regarding the Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-622-FUND (3863).

REPORT OF INDEPENDENT AUDITORS
THE ARMADA ADVANTAGE FUND


To the Shareholders and Board of Trustees
The Armada Advantage Fund



We have audited the accompanying statements of net assets of Armada Advantage Bond Fund, Armada Advantage International Equity Fund, Armada Advantage Mid Cap Growth Fund, and Armada Advantage Small Cap Growth Fund (the "Funds") (each a portfolio of The Armada Advantage Fund) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/S/Ernst & Young LLP

Philadelphia, Pennsylvania
February 1, 2002



16  DECEMBER 31, 2001

                                                            FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS                     THE ARMADA ADVANTAGE FUND
FOR THE YEARS ENDED DECEMBER 31

           NET ASSET                   REALIZED AND                       DISTRIBUTIONS     NET ASSET
             VALUE,         NET         UNREALIZED     DIVIDENDS FROM       FROM NET          VALUE,
           BEGINNING     INVESTMENT    GAINS (LOSSES)   NET INVESTMENT   REALIZED CAPITAL      END
           OF PERIOD    INCOME (LOSS)   ON SECURITIES      INCOME             GAINS          OF PERIOD     TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------------
 BOND FUND
---------------------------------------------------------------------------------------------------------------------------
2001*       $ 9.68        $ 0.46(1)       $ 0.14          $(0.64)           $ (0.00)          $ 9.64            6.32%
2000          9.72          0.67            0.07           (0.78)             (0.00)            9.68            7.84
1999         10.92          0.96           (1.19)          (0.83)             (0.14)            9.72           (1.96)
1998         10.70          0.51            0.20           (0.49)             (0.00)           10.92            6.71
1997         10.33          0.48            0.30           (0.41)             (0.00)           10.70            7.69
---------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

2001        $12.05       $(0.03)1         $(3.19)         $(0.00)            $(1.25)          $ 7.58          (25.59)%
2000         20.51        (0.18)1          (3.22)          (0.00)             (5.06)           12.05          (18.27)
1999         13.83        (0.10)1           7.54           (0.00)             (0.76)           20.51           55.70
1998         12.44        (0.10)            1.55           (0.00)             (0.06)           13.83           11.61
1997         12.18        (0.06)            0.32           (0.00)             (0.00)           12.44            2.13
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------

2001        $13.63       $(0.07)1         $(4.00)         $(0.00)         $(5.43)             $ 4.13          (19.72)%
2000         21.27        (0.19)1          (0.29)          (0.00)          (7.16)              13.63           (8.86)
1999         15.70        (0.41)            7.08           (0.00)          (1.10)              21.27           44.36
1998         14.23        (0.16)            1.63           (0.00)          (0.00)              15.70           10.33
1997         14.60        (0.11)            1.90           (0.00)          (2.16)              14.23           12.58
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------

2001        $15.41        $(0.19)1        $(2.06)         $(0.00)         $(3.40)             $ 9.76           (9.41)%
2000         20.77         (0.16)1         (2.85)          (0.00)          (2.35)              15.41          (16.75)
1999         16.69         (0.22)           5.16           (0.00)          (0.86)              20.77           31.24
1998         17.12         (0.20)          (0.23)          (0.00)          (0.00)              16.69           (2.51)
1997         18.20         (0.20)          (0.79)          (0.00)          (0.09)              17.12           (5.47)
---------------------------------------------------------------------------------------------------------------------------




                                             RATIO OF NET       RATIO OF        RATIO OF NET
                               RATIO OF       INVESTMENT       EXPENSES TO     INVESTMENT LOSS
                              EXPENSES TO  INCOME/(LOSS) TO    AVERAGE NET      TO AVERAGE NET      PORTFOLIO
          NET ASSETS END      AVERAGE NET     AVERAGE NET     ASSETS (BEFORE     ASSETS (BEFORE      TURNOVER
          OF PERIOD (000)       ASSETS          ASSETS         FEE WAIVERS)      FEE WAIVERS)          RATE

-----------------------------------------------------------------------------------------------------------------------------
 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
2001*         $ 5,683            1.72%           4.64%            1.72%              4.64%               55%
2000            6,438            1.71            5.45             1.71               5.45               127
1999            7,470            1.29            5.25             1.29               5.25               242
1998           12,337            1.44            5.00             1.50               4.94               190
1997           11,856            1.36            5.36             1.36               5.36               144
-----------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------

2001          $11,404            2.28%          (0.34)%           2.78%             (0.84)%             131%
2000           16,253            2.30           (1.08)            2.56              (1.34)              137
1999           20,584            2.01           (0.69)            2.01              (0.69)              115
1998           18,371            2.05           (0.66)            2.11              (0.72)               73
1997           18,784            1.90           (0.46)            1.90              (0.46)               34
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------

2001          $11,944            1.35%          (0.88)%           1.85%             (1.38)%              89%
2000           17,882            1.51           (0.91)            1.61              (1.01)              191
1999           22,967            1.59           (1.09)            1.59              (1.09)              139
1998           29,066            1.51           (0.98)            1.57              (1.04)               71
1997           31,059            1.53           (0.88)            1.53              (0.88)               55
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------

2001         $  9,650            1.87%          (1.51)%           1.87%             (1.51)%             153%
2000           12,264            1.67           (0.80)            1.67              (0.80)              145
1999           16,473            1.65           (1.08)            1.65              (1.08)              135
1998           22,454            1.53           (1.14)            1.60              (1.21)               83
1997           26,860            1.55           (1.20)            1.55              (1.20)               51
-----------------------------------------------------------------------------------------------------------------------------


* AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE BOND FUND IMPLEMENTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE, AUDITS OF INVESTMENT COMPANIES, AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $0.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.55% TO 4.64%.
1 PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                          DECEMBER 31, 2001  17

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND


BOND FUND

--------------------------------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 13.2%
U.S. TREASURY BOND -- 5.8%
   6.250%, 08/15/23                  $310       $   328
--------------------------------------------------------------------------------

U.S. TREASURY INFLATIONARY PROTECTION SECURITY -- 4.9%
   3.625%, 07/15/02                   278           281
--------------------------------------------------------------------------------

U.S. TREASURY NOTES -- 2.5%
   6.500%, 02/15/10                   100           110
   4.625%, 05/15/06                    20            20
   3.000%, 11/30/03                    10            10
                                                 ------
                                                    140
--------------------------------------------------------------------------------

Total U.S. Treasury Obligations (Cost $720)         749
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.7%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.7%
   6.625%, 11/15/10-11/15/30          240           255
   6.000%, 12/15/05                    65            68
                                                 ------
                                                    323
--------------------------------------------------------------------------------

Total U.S. Government Agency
   Obligations (Cost $324)                          323
--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS -- 27.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.1%
   7.000%, 11/01/28                    69            71
   6.250%, 07/15/04                   100           106
                                                 ------
                                                    177
--------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 11.9%
   7.000%, 08/01/31                    57            58
   6.500%, 10/01/31                   114           114
   6.000%, 08/01/28                   463           456
   5.735%, 01/01/09                    48            48
                                                 ------
                                                    676
--------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 12.0%
   7.500%, 08/15/25-01/15/30          443           460
   6.500%, 09/15/23-04/15/29          218           220
                                                 ------
                                                    680
--------------------------------------------------------------------------------

Total U.S. Government Mortgage Backed
Obligations (Cost $1,497)                         1,533
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.5%
  Bank of America Mortgage Securities,
   Series 2001-C, Cl A3
   5.983%, 07/25/31                    75            76
  PNC Mortgage Securities,
   Series 1998-7, Cl 1A5
   6.750%, 09/25/28                   175           176

--------------------------------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- CONTINUED
  Vendee Mortgage Trust,
   Series 1999-3, Cl D
   6.500%, 06/15/25                  $115       $   118
--------------------------------------------------------------------------------

Total Collateralized Mortgage
   Obligations (Cost $356)                          370
--------------------------------------------------------------------------------

COMMERCIAL MORTGAGE BACKED SECURITIES -- 9.1%
  Banc of America Commercial Mortgage,
   Series 2001-1, Cl A2
   6.503%, 04/15/36                    90            91
  Prudential Securities Secured Financing,
   Series 1998-C1, Cl A1A3
   6.350%, 09/15/07                   155           161
  Prudential Securities Secured Financing,
   Series 1999-NRF1, Cl A2
   6.480%, 01/15/09                    25            26
  Salomon Brothers Mortgage Securities,
   Series 2001-MMA, Cl A2
   6.134%, 02/18/34                   235           240
--------------------------------------------------------------------------------

Total Commercial Mortgage Backed
  Securities (Cost $499)                            518
--------------------------------------------------------------------------------

CORPORATE BONDS -- 22.6%
BASIC MATERIALS -- 2.4%
  Alcoa
   6.500%, 06/01/11                    60            62
  EI du Pont de Nemours
   6.875%, 10/15/09                    70            76
                                                 ------
                                                    138
--------------------------------------------------------------------------------

CONSUMER CYCLICALS -- 2.2%
  Ford Motor
   7.450%, 07/16/31                    65            60
  General Motors
   7.200%, 01/15/11                    65            65
                                                 ------
                                                    125
--------------------------------------------------------------------------------

CONSUMER NON-CYCLICALS -- 0.7%
  Coca-Cola Enterprises
   6.125%, 08/15/11                    10            10
  Kroger
   7.250%, 06/01/09                    20            21
   6.375%, 03/01/08                    10            10
                                                 ------
                                                     41
--------------------------------------------------------------------------------

CONSUMER SERVICES -- 0.4%
  Comcast Cable Communications
   7.125%, 06/15/13                     5             5
   6.750%, 01/30/11                    20            20
                                                 ------
                                                     25
--------------------------------------------------------------------------------

ENERGY -- 0.9%
  Conoco
   6.950%, 04/15/29                    50            51
--------------------------------------------------------------------------------


18   DECEMBER 31, 2001

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND


BOND FUND

--------------------------------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
--------------------------------------------------------------------------------

CORPORATE BONDS -- CONTINUED
FINANCIALS -- 11.3%
  BankBoston NA
   6.500%, 12/19/07                  $ 65        $   67
  Bank One
   6.500%, 02/01/06                    25            26
   6.000%, 08/01/08                    35            35
  BB&T
   6.500%, 08/01/11                    15            15
  Bear Stearns
   6.500%, 05/01/06                    60            62
  Conseco
   8.750%, 02/09/04                    50            23
  First Union National Bank
   7.800%, 08/18/10                    30            33
   6.950%, 11/01/04                    20            21
  General Motors Acceptance
   6.875%, 09/15/11                    20            20
  Household Finance
   6.750%, 05/15/11                    50            50
  Lehman Brothers Holdings
   7.000%, 02/01/08                    50            52
  Morgan Stanley Dean Witter
   8.000%, 06/15/10                    70            77
  Salomon Smith Barney Holdings
   6.250%, 01/15/05                   105           110
  Wells Fargo Bank NA
   6.450%, 02/01/11                    50            51
                                                 ------
                                                    642
--------------------------------------------------------------------------------

INDUSTRIALS -- 0.4%
  Illinois Tool Works
   5.750%, 03/01/09                    25            25
--------------------------------------------------------------------------------

TECHNOLOGY -- 1.1%
  BAE Systems Asset Trust
   Series 2001, Cl G (A)
   6.664%, 09/15/13                    14            15
  Hewlett-Packard
   7.150%, 06/15/05                    20            21
   5.750%, 12/15/06                    25            25
                                                 ------
                                                     61
--------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 0.4%
  Cox Communications
   6.750%, 03/15/11                    20            20
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.9%
  Norfolk Southern
   6.200%, 04/15/09                    30            30
  US Airways, Series 2000-3G
   7.890%, 09/01/20                    74            76
                                                 ------
                                                    106

--------------------------------------------------------------------------------
                                     PAR (000)/          VALUE
                                  NUMBER OF SHARES        (000)
--------------------------------------------------------------------------------

CORPORATE BONDS -- CONTINUED
UTILITIES -- 0.9%
  TXU Holdings, Series J
   6.375%, 06/15/06                  $ 30        $   30
  Wisconsin Energy
   5.500%, 12/01/08                    20            20
                                                 ------
                                                     50
--------------------------------------------------------------------------------

Total Corporate Bonds (Cost $1,269)               1,284
--------------------------------------------------------------------------------

ASSET BACKED SECURITIES -- 13.0%
AUTOMOTIVE -- 1.8%
  ANRC Auto Owner Trust
   Ser 2001-A, Cl A4
   4.320%, 06/16/08                   100           100
--------------------------------------------------------------------------------

CREDIT CARDS -- 1.5%
  Sears Credit Account Master Trust,
   Series 1999-3, Cl A
   6.450%, 11/17/09                    80            85
--------------------------------------------------------------------------------

MORTGAGE RELATED -- 6.7%
  GMAC Mortgage Corporation Loan Trust,
   Series 2001-HE2, Cl IIA4
   6.370%, 03/25/23                    75            76
  Residential Asset Securities,
   Series 1999-KS1, Cl AI8
   6.320%, 04/25/30                   195           200
  Saxon Asset Securities Trust,
   Series 1999-3, Cl AF6
   7.525%, 06/25/14                   100           106
                                                 ------
                                                    382
--------------------------------------------------------------------------------

OTHER -- 3.0%
  Detroit Edison Securitization
   Funding LLC, Series 2001-1, Cl A6
   6.620%, 03/01/16                    50            51
  Peco Energy Transition Trust
   Series 2001-A, Cl A1
   6.520%, 12/31/10                    65            68
  PSE&G Transition Funding LLC,
   Series 2001-1, Cl A8
   6.890%, 12/15/17                    50            52
                                                 ------
                                                    171
--------------------------------------------------------------------------------

Total Asset Backed Securities (Cost $705)           738
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 2.1%
  Goldman Sachs Financial
  Square Prime Obligation
   Money Market Fund              120,304           120
--------------------------------------------------------------------------------

Total Cash Equivalent  (Cost $120)                  120
--------------------------------------------------------------------------------

Total Investments -- 99.2%
  (Cost $5,490)                                   5,635
--------------------------------------------------------------------------------

Other Assets and Liabilities,
  Net -- 0.8%                                        48
--------------------------------------------------------------------------------


                                                          DECEMBER 31, 2001   19

STATEMENTOFNETASSETS
THE ARMADA ADVANTAGE FUND


BOND FUND

--------------------------------------------------------------------------------
                                                  VALUE
                                                  (000)
--------------------------------------------------------------------------------

NET ASSETS:
Portfolio Shares
  (unlimited authorization -- no par value)
  based on 589,329 outstanding shares
  of beneficial interest                         $5,812
Undistributed net investment income                 303
Accumulated net realized loss on investments       (577)
Net unrealized appreciation on investments          145
-------------------------------------------------------------------------------

Total Net Assets -- 100.0%                       $5,683
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share                                 $9.64
-------------------------------------------------------------------------------

(A) PRIVATE PLACEMENT SECURITY
CL -- CLASS
LLC -- LIMITED LIABILITY CORPORATION
SEE NOTES TO FINANCIAL STATEMENTS.


20  DECEMBER 31, 2001

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND


INTERNATIONALEQUITY FUND

--------------------------------------------------------------------------------
                                     NUMBER         VALUE
                                   OF SHARES        (000)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCK -- 91.2%
AUSTRALIA -- 0.7%
  John Fairfax Holdings            38,800         $  76
-------------------------------------------------------------------------------

BELGIUM -- 1.5%
  Interbrew#                        3,680           101
  Umicore#                          1,712            68
                                                 ------
                                                    169
-------------------------------------------------------------------------------

BRAZIL -- 1.7%
  Cia Paranaense de Energia, ADR    2,227            17
  Empresa Brasileira de
   Aeronautica, ADR                 3,991            88
  Petroleo Brasileiro, ADR          4,076            95
                                                 ------
                                                    200
-------------------------------------------------------------------------------

CANADA -- 0.4%
  Talisman Energy                   1,194            45
-------------------------------------------------------------------------------

CHINA -- 1.1%
  Aluminum of China*               57,500            10
  China Mobile*                    15,511            55
  Huaneng Power International     109,519            66
                                                 ------
                                                    131
-------------------------------------------------------------------------------

DENMARK -- 1.1%
  Danske Bank#                      3,315            53
  Novo-Nordisk, Cl B                1,918            78
                                                 ------
                                                    131
-------------------------------------------------------------------------------

FINLAND -- 0.7%
  Metso                             7,450            78
-------------------------------------------------------------------------------

FRANCE -- 6.7%
  Altran Technologies#              1,051            48
  Atos Origin#                      1,196            78
  Axa#                              2,016            42
  BNP Paribas                         940            84
  Cie de Saint-Gobain                 764           115
  Orange*#                          9,404            85
  TotalFinaElf                        625            89
  TotalFinaElf, ADR                   450            32
  Vivendi Environnement#            1,660            55
  Vivendi Universal#                1,710            94
  Vivendi Universal, ADR              800            43
                                                 ------
                                                    765
-------------------------------------------------------------------------------

GERMANY -- 5.1%
  Allianz                             475           112
  Altana                            1,701            85
  Bayerische Hypo-und Vereinsbank   2,700            82
  E.ON                                900            47
  Fraport AG Frankfurt Airport
   Services Worldwide*              1,635            39
  Muehlbauer Holding AG &  Kgaa#    1,880            50
  SAP, ADR                          3,100            99
  Singulus Technologies*            2,275            64
                                                 ------
                                                    578

--------------------------------------------------------------------------------
                                     NUMBER         VALUE
                                   OF SHARES        (000)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCK -- CONTINUED
HONG KONG -- 1.4%
  First Pacific                   173,922        $   21
  Hongkong Land Holdings           27,885            53
  Hutchison Whampoa                 5,950            57
  Johnson Electric Holdings        29,808            31
                                                 ------
                                                    162
--------------------------------------------------------------------------------

IRELAND -- 2.4%
  Bank of Ireland                  10,471            99
  Elan, ADR*                        2,661           120
  Ryanair Holdings*                 9,060            55
                                                 ------
                                                    274
--------------------------------------------------------------------------------

ISRAEL -- 0.1%
  Oridion Systems*                  1,223             8
--------------------------------------------------------------------------------

ITALY -- 2.5%
  Assicurazioni Generali#           2,195            61
  IntesaBci#                       34,163            86
  Saipem#                           4,808            24
  Telecom Italia#                  12,937           111
                                                 ------
                                                    282
--------------------------------------------------------------------------------

JAPAN -- 14.0%
  Canon                             4,373           150
  Chubu Electric Power#             2,931            53
  Dainippon Pharmaceutical#         5,687            57
  Fuji Photo Film                   2,000            71
  Honda Motor#                      3,000           119
  Kansai Electric Power#            3,423            49
  Meitec                            3,000            73
  NEC#                              6,625            67
  Nintendo                            678           118
  Nipponkoa Insurance#             18,700            71
  Nissan Motor                      9,200            49
  NTT Docomo#                           7            82
  ORIX#                               992            88
  Promise                           1,373            74
  Shin-Etsu Chemical                3,050           109
  SMC                               1,167           118
  Sony, ADR                         1,672            75
  Takeda Chemical Industries        1,600            72
  Tanabe Seiyaku                    8,692            77
  Toyo INK Manufacturing#           9,615            18
                                                 ------
                                                  1,590
--------------------------------------------------------------------------------

MEXICO -- 2.4%
  America Movil, ADR                2,832            55
  Fomento Economico Mexicano, ADR   2,642            91
  Telefonos de Mexico, ADR          3,839           134
                                                 ------
                                                    280
--------------------------------------------------------------------------------

NETHERLANDS -- 8.5%
  ABN Amro Holdings                 4,800            77
  Aegon                             6,000           163
  ASM International*                3,116            61


                                                          DECEMBER 31, 2001   21

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND


INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                     NUMBER         VALUE
                                   OF SHARES        (000)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCK -- CONTINUED
NETHERLANDS -- CONTINUED
  Hunter Douglas                    3,948        $  106
  ING Groep                         5,106           130
  Koninklijke Ahold                 3,782           110
  Koninklijke Philips Electronics,
   ADR                              3,823           111
  Nutreco Holding                   1,602            51
  Unilever, ADR                     1,117            64
  Wolters Kluwer#                   4,423           101
                                                 ------
                                                    974
--------------------------------------------------------------------------------

NORWAY -- 1.8%
  Norsk Hydro                       3,224           135
  Norske Skogindustrier             3,980            75
                                                 ------
                                                    210
-------------------------------------------------------------------------------

SINGAPORE -- 1.8%
  DBS Group Holdings               13,300            99
  Semb Industries                  41,815            36
  Singapore Telecommunications     73,988            71
                                                 ------
                                                    206
-------------------------------------------------------------------------------

SOUTH KOREA -- 3.1%
  Korea Telecom, ADR                4,750            97
  Pohang Iron & Steel, ADR          5,502           127
  Samsung Electronics, GDR          1,100           127
                                                 ------
                                                    351
-------------------------------------------------------------------------------

SPAIN -- 4.0%
  Aguas de Barcelona                7,200            90
  Banco Bilbao Vizcaya Argentaria   9,655           120
  Cortefiel                         5,780            33
  Endesa                            7,973           125
  Telefonica*                       6,629            89
                                                 ------
                                                    457
-------------------------------------------------------------------------------

SWEDEN -- 1.9%
  Electrolux, Series B#             4,327            65
  Nordea                           16,374            87
  Sandvik#                          2,846            61
                                                 ------
                                                    213
-------------------------------------------------------------------------------

SWITZERLAND -- 11.1%
  Adecco                            2,308           126
  Credit Suisse Group*              1,990            85
  Julius Baer Holding, Cl B           215            73
  Nestle                              642           137
  Novartis                          4,800           174
  STMicroelectronics, ADR           2,180            69
  Swatch Group, Cl B*               1,300           117
  Swiss Reinsurance                 1,000           101
  Swisscom                            475           132
  UBS*                              3,781           191
  Zurich Financial Services           260            61
                                                 ------
                                                  1,266

--------------------------------------------------------------------------------
                                   PAR (000)/        VALUE
                                 NUMBER OF SHARES    (000)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCK -- CONTINUED
TAIWAN -- 1.4%
  United Microelectronics, ADR*    16,000        $  154
-------------------------------------------------------------------------------

UNITED KINGDOM -- 15.8%
  ARM Holdings*                     3,600            19
  AstraZeneca, ADR                  2,239           104
  Barclays                          3,519           117
  BHP Billiton                     12,937            66
  BP                               17,069           133
  BP, ADR                           2,534           118
  British Energy                   16,042            53
  Capita Group                     12,836            92
  Diageo                           12,218           140
  Friends Provident*               26,500            77
  Gallaher Group                    9,800            67
  Hilton Group                     34,661           106
  HSBC Holdings                    11,263           132
  J.D. Wetherspoon                  2,829            18
  Northern Rock                     7,120            65
  Royal Bank of Scotland Group      4,969           121
  Scottish Power                   12,367            68
  Somerfield*                      41,750            51
  Vodafone Group                   97,105           254
                                                 ------
                                                  1,801
-------------------------------------------------------------------------------

Total Foreign Common Stock  (Cost $10,823)       10,401
-------------------------------------------------------------------------------

FOREIGN PREFERRED STOCK -- 1.1%
BRAZIL -- 0.2%
  Petroleo Brasileiro, ADR            900            20
-------------------------------------------------------------------------------

GERMANY -- 0.9%
  Henkel KGaA                       1,868           105
-------------------------------------------------------------------------------

Total Foreign Preferred Stock
  (Cost $145)           125
-------------------------------------------------------------------------------

WARRANTS -- 0.0%
FRANCE -- 0.0%
  Vivendi Environnement,
    Expires 03/08/06*               1,660             1
-------------------------------------------------------------------------------

Total Warrants (Cost $0)                              1
-------------------------------------------------------------------------------

COMMERCIAL PAPER -- 4.4%
  GE Capital
   1.870%, 01/09/02                  $500           500
--------------------------------------------------------------------------------

Total Commercial Paper (Cost $500)                  500
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 3.5%
  Goldman Sachs Financial Square
   Prime Obligation Money Market
   Fund                           397,651           398
--------------------------------------------------------------------------------

Total Cash Equivalent  (Cost $398)                  398
--------------------------------------------------------------------------------

Total Investments -- 100.2%
  (Cost $11,866)                                 11,425
--------------------------------------------------------------------------------

Other Assets and Liabilities,
  Net -- (0.2%)                                     (21)
--------------------------------------------------------------------------------


22  DECEMBER 31, 2001

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND


INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                                   VALUE
                                                    (000)
--------------------------------------------------------------------------------

NET ASSETS:
Portfolio Shares
  (unlimited authorization -- no par value)
  based on 1,504,577 outstanding shares
  of beneficial interest                        $13,539
Accumulated net investment loss                      (3)
Accumulated net realized loss on
    investments and futures                      (1,704)
Net unrealized depreciation on
    investments and futures                        (432)
Net unrealized appreciation of foreign
    currency and translation of other
    assets and liabilities in foreign currency        4
--------------------------------------------------------------------------------

Total Net Assets -- 100.0%                      $11,404
--------------------------------------------------------------------------------
 Net Asset Value, Offering and
   Redemption Price Per Share                     $7.58
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
GDR -- GLOBAL DEPOSITORY RECEIPT SEE
NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                    % OF          VALUE
  SECTOR DIVERSIFICATION         NET ASSETS       (000)
--------------------------------------------------------------------------------

Banks                                 13.8%    $ 1,571
Telephones & Telecommunications       10.2       1,165
Food, Beverage & Tobacco               8.4         958
Insurance                              7.2         819
Electronics                            7.1         815
Pharmaceuticals/Medical Products       6.8         775
Oil & Gas                              4.7         535
Consumer Services                      4.0         458
Machinery                              3.2         371
Semiconductors                         2.6         302
Household Products                     2.3         260
Computers                              2.2         250
Office Equipment                       2.0         225
Metals                                 1.8         204
Printing & Publishing                  1.5         177
Automotive                             1.5         168
Retail                                 1.5         167
Finance                                1.4         162
Multimedia                             1.2         137
Manufacturing                          1.2         136
Building & Construction                1.0         115
Chemicals                              0.9         109
Entertainment                          0.9         106
Aerospace & Defense                    0.8          88
Diversified Operations                 0.7          79
Audio/Video                            0.7          75
Minerals                               0.6          66
Airlines                               0.5          55
Real Estate                            0.5          53
--------------------------------------------------------------------------------
Total Foreign Common Stock            91.2      10,401
Foreign Preferred Stock                1.1         125
Warrants                               0.0           1
Commercial Paper                       4.4         500
Cash Equivalent                        3.5         398
--------------------------------------------------------------------------------
Total Investments                    100.2      11,425
Other Assets and Liabilities, Net     (0.2)        (21)
--------------------------------------------------------------------------------
Total Net Assets                     100.0%    $11,404
--------------------------------------------------------------------------------



                                                          DECEMBER 31, 2001   23

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND

MID CAP GROWTH FUND

--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 96.2%
COMMERCIAL SERVICES -- 7.7%
  Affiliated Computer Services,
    Cl A*#                          1,900        $  202
  Career Education*                 3,200           110
  Concord EFS*                      5,800           190
  Fiserv*                           2,700           114
  IMS Health                        4,000            78
  Sungard Data Systems*             7,500           217
                                                 ------
                                                    911
-------------------------------------------------------------------------------

CONSUMER CYCLICALS -- 7.5%
  Alberto-Culver, Cl B              3,000           134
  Barnes & Noble*                   3,000            89
  CDW Computer Centers*             2,850           153
  Family Dollar Stores              5,050           151
  O'Reilly Automotive*              6,900           252
  Toys "R" Us*#                     5,800           120
                                                 ------
                                                    899
-------------------------------------------------------------------------------

CONSUMER NON-CYCLICALS -- 1.0%
  Constellation Brands, Cl A*       2,900           124
-------------------------------------------------------------------------------

CONSUMER SERVICES -- 9.0%
  Adelphia Communications, Cl A*#   7,700           240
  CEC Entertainment*                5,500           239
  International Game Technology*#   2,100           144
  Marriott International, Cl A      3,300           134
  Royal Caribbean Cruises#          6,800           110
  Univision Communications, Cl A*   5,200           210
                                                 ------
                                                  1,077
-------------------------------------------------------------------------------

ENERGY -- 1.8%
  Apache#                           2,915           145
  Black Hills                       1,950            66
                                                 ------
                                                    211
-------------------------------------------------------------------------------

FINANCIALS -- 4.9%
  Capital One Financial             3,150           170
  Federated Investors, Cl B         2,800            89
  Popular                           3,900           113
  Progressive of Ohio#              1,050           157
  Willis Group Holdings*            2,500            59
                                                 ------
                                                    588
--------------------------------------------------------------------------------

HEALTHCARE -- 27.8%
  Allergan                          2,600           195
  Andrx Group*#                     2,450           173
  Anthem*                             750            37
  Caremark Rx*                      6,000            98
  Cytyc*#                           8,250           215
  Enzon*#                           2,150           121
  First Health Group*              10,600           262
  Forest Laboratories*              3,900           320

--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

COMMON STOCK -- CONTINUED
HEALTHCARE -- CONTINUED
  Guidant*                          4,700        $  234
  Healthsouth*                      9,400           139
  Idec Pharmaceuticals*#            3,650           252
  King Pharmaceuticals*             9,766           412
  Laboratory of America Holdings*#  2,650           214
  Medimmune*#                       3,350           155
  Millennium Pharmaceuticals*#      3,800            93
  Omnicare#                         8,550           213
  OSI Pharmaceuticals*              2,750           126
  Titan Pharmaceuticals*            5,850            57
                                                 ------
                                                  3,316
--------------------------------------------------------------------------------

TECHNOLOGY -- 31.6%
  Advanced Micro Devices*           3,400            54
  Altera*                           3,450            73
  AVX#                              9,000           212
  BMC Software*                    10,500           172
  Brocade Communications System*#   3,000            99
  Citrix Systems*#                  8,200           186
  DST Systems*                      1,600            80
  Electronic Arts*                  1,750           105
  Electronics for Imaging*          7,450           166
  Empresa Brasileira de Aeronautica,
   ADR                              4,200            93
  Intersil, Cl A*                   3,050            98
  Kla-Tencor*                       3,700           183
  Lexmark International*            4,250           251
  Macrovision*                      3,200           113
  Mercury Interactive*              3,400           116
  Microchip Technology*             5,600           217
  National Semiconductor*           7,000           216
  Novellus Systems*                 2,800           111
  Peoplesoft*                       5,100           205
  Pixelworks*#                      7,800           125
  Rational Software*#               3,350            65
  Retek*                            5,400           161
  Sanmina-SCI*                     13,856           276
  Scientific-Atlanta                3,200            77
  Tech Data*                        5,800           251
  Teradyne*#                        2,400            72
                                                 ------
                                                  3,777
-------------------------------------------------------------------------------

TRANSPORTATION -- 2.5%
  Skywest                           7,250           185
  Southwest Airlines                6,200           115
                                                 ------
                                                    300
-------------------------------------------------------------------------------

UTILITIES -- 2.4%
  Calpine*                         12,100           203
  Mirant*                           5,450            87
                                                 ------
                                                    290
-------------------------------------------------------------------------------

Total Common Stock (Cost $10,987)                11,493
-------------------------------------------------------------------------------


24  DECEMBER 31, 2001

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND


MID CAP GROWTH FUND

--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 3.5%
Goldman Sachs Financial
  Square Prime Obligation
  Money Market Fund               414,741        $  415
-------------------------------------------------------------------------------

Total Cash Equivalent (Cost $415)                   415
-------------------------------------------------------------------------------

Total Investments -- 99.7%
 (Cost $11,402)                                  11,908
-------------------------------------------------------------------------------

Other Assets and Liabilities,
  Net -- 0.3%                                        36
-------------------------------------------------------------------------------

NET ASSETS::
Portfolio Shares
  (unlimited authorization -- no par value)
  based on 2,891,439 outstanding shares
  of beneficial interest                         14,718
Accumulated net realized loss on
   investments and futures                       (3,280)
Net unrealized appreciation on investments          506
-------------------------------------------------------------------------------

Total Net Assets -- 100.0%                      $11,944
-------------------------------------------------------------------------------
 Net Asset Value, Offering and
    Redemption Price Per Share                    $4.13
-------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.


                                                           DECEMBER 31, 2001  25

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND


SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 96.8%
COMMERCIAL SERVICES -- 5.0%
  Barra*                              500        $   24
  Career Education*                 2,400            82
  Corinthian Colleges*              2,800           114
  Corporate Executive Board*        2,800           103
  Fair Isaac                          900            57
  First Consulting Group*           6,700           105
                                                 ------
                                                    485
-------------------------------------------------------------------------------

CONSUMER CYCLICALS -- 15.3%
  Alloy*#                           7,500           161
  American Woodmark                 2,500           134
  Cost Plus of California*          5,600           148
  Direct Focus*#                    4,650           145
  Hughes Supply                     5,300           164
  Insight Enterprises*              6,100           150
  Movie Gallery*                    8,250           201
  O'Reilly Automotive*              3,400           124
  Pier 1 Imports                    8,800           153
  Too*                              3,500            96
                                                 ------
                                                  1,476
--------------------------------------------------------------------------------

CONSUMER NON-CYCLICALS -- 3.5%
  American Italian Pasta, Cl A*     3,100           130
  Whole Foods Market*               2,300           100
  Wild Oats Markets*#              10,200           101
                                                    ------
                                                    331
--------------------------------------------------------------------------------

CONSUMER SERVICES -- 4.9%
  Alliance Gaming*                  3,000            88
  Buca*                             7,800           126
  Panera Bread, Cl A*               2,400           125
  Penn National Gaming*             4,500           137
                                                    ------
                                                    476
-------------------------------------------------------------------------------

ENERGY -- 1.4%
  CAL Dive International*           2,650            65
  Veritas DGC*#                     3,950            73
                                                    ------
                                                    138
-------------------------------------------------------------------------------

FINANCIALS -- 2.1%
  Mercury General                   2,250            98
  W.R. Berkley                      2,000           107
                                                    ------
                                                    205
-------------------------------------------------------------------------------

HEALTHCARE -- 24.2%
  Acambis, ADR*                     2,200           110
  American Healthways*              4,200           134
  Amerigroup*                       6,650           145
  Bioreliance*                      3,750           107
  Cardiac Science*                 18,550            83

--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

COMMON STOCK -- CONTINUED
HEALTHCARE -- CONTINUED
  Cardiodynamics International*    16,900        $  112
  Cytyc*#                           7,750           202
  Dianon Systems*                   2,500           152
  Genta*#                          10,000           142
  Integra LifeSciences Holdings*    5,700           150
  Isis Pharmaceuticals*#            4,850           108
  KOS Pharmaceuticals*#             3,600           125
  OSI Pharmaceuticals*              1,100            50
  Pharmaceutical Resources*#        3,850           130
  Regeneration Technologies*        9,800           100
  Respironics*                      3,300           114
  Taro Pharmaceuticals Industries*  3,100           124
  Theragenics*                     12,100           119
  Urologix*#                        6,250           125
                                                 ------
                                                  2,332
-------------------------------------------------------------------------------

INDUSTRIALS -- 2.3%
  Brooks Automation*#               2,500           102
  Elcor                             4,200           117
                                                 ------
                                                    219
-------------------------------------------------------------------------------

TECHNOLOGY -- 28.2%
  Activision*#                      4,500           117
  Adaptec*                          4,000            58
  Advent Software*#                 1,900            95
  Applied Films*#                   4,100           128
  ASM International*                4,800            94
  ATI Technologies*                10,900           138
  Dupont Photomasks*                1,650            72
  EPIQ Systems*#                    5,750           111
  Genesis Microchip*#               3,400           225
  HI/FN*                            3,950            57
  Identix*                          9,600           140
  Integrated Silicon Solutions*     4,400            54
  Iona Technologies, ADR*           3,250            66
  Mercury Computer Systems*         2,700           106
  Midway Games*#                    6,850           103
  Netegrity*                        3,500            68
  Numerical Technologies*           1,550            55
  Oak Technology*                  13,200           182
  Omnivision Technologies*         11,000            99
  PDF Solutions*                    2,875            60
  Pixelworks*#                      6,700           108
  Proxim*#                          8,700            86
  SCM Microsystems*                 2,400            35
  SonicWALL*                        4,900            95
  Spectralink*                      6,100           105
  Therma-Wave*                      6,600            98
  Virage Logic*                     2,100            40
  Vitria Technology*                9,300            59
  Zoran*                            2,100            69
                                                 ------
                                                  2,723
--------------------------------------------------------------------------------

26  DECEMBER 31, 2001

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND


SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

COMMON STOCK -- CONTINUED
TELECOMMUNICATIONS -- 4.8%
  AirGate PCS*                      2,600        $  118
  C-COR.net*                        7,100           103
  Entercom Communications*          2,350           118
  InterVoice-Brite*                 1,000            13
  Lantronix*                       11,700            74
  Metro One Telecommunications*#    1,125            34
                                                 ------
                                                    460
-------------------------------------------------------------------------------

TRANSPORTATION -- 5.1%
  Atlantic Coast Airlines Holdings* 4,500           105
  CH Robinson Worldwide             3,650           106
  Skywest                           6,900           176
  USFreightways                     3,400           107
                                                 ------
                                                    494
-------------------------------------------------------------------------------

Total Common Stock (Cost $7,961)                  9,339
-------------------------------------------------------------------------------

CASH EQUIVALENT -- 2.4%
Goldman Sachs Financial
  Square Prime Obligation
  Money Market Fund               236,047           236
-------------------------------------------------------------------------------

Total Cash Equivalent (Cost $236)                   236
-------------------------------------------------------------------------------

Total Investments -- 99.2% (Cost   $8,197)        9,575
--------------------------------------------------------------------------------

Other Assets and Liabilities, Net -- 0.8%            75
--------------------------------------------------------------------------------

NET ASSETS:
Portfolio Shares
  (unlimited authorization -- no par value)
  based on 988,239 outstanding shares
  of beneficial interest                          9,853
Accumulated net realized loss on investments
    and futures                                  (1,581)
Net unrealized appreciation on investments        1,378
--------------------------------------------------------------------------------

Total Net Assets -- 100.0%                      $ 9,650
--------------------------------------------------------------------------------
 Net Asset Value, Offering and Redemption
  Price Per Share                                 $9.76
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.


                                                         DECEMBER 31, 2001   27

FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND

---------------------------------------------------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (000)
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31, 2001
                                                       --------------------------------------------------------------------
                                                                          INTERNATIONAL       MID CAP          SMALL CAP
                                                            BOND             EQUITY           GROWTH            GROWTH
                                                            FUND              FUND             FUND              FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                     $388           $    25           $    35           $    17
Dividends                                                      --               251                24                17
Securities lending                                             --                 5                 7                 4
Less: Foreign taxes withheld                                   --               (32)               (1)               --
---------------------------------------------------------------------------------------------------------------------------

Total Investment Income                                       388               249                65                38
---------------------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                       34               148               137               104
Administration fees                                            18                36                38                29
Custodian fees                                                  8                97                 4                 5
Professional fees                                              23                47                51                36
Transfer agent fees                                             9                 8                 8                 8
Printing and shareholder reports                                8                16                15                11
Miscellaneous fees                                              5                 5                 3                 1
---------------------------------------------------------------------------------------------------------------------------

Total Expenses                                                105               357               256               194
---------------------------------------------------------------------------------------------------------------------------

LESS:
   Waiver of Investment Advisory Fees                          --               (64)              (69)               --
---------------------------------------------------------------------------------------------------------------------------

   Net Expenses                                               105               293               187               194
---------------------------------------------------------------------------------------------------------------------------

   Net Investment Income/(Loss)                               283               (44)             (122)             (156)
---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on futures                                   --              (124)              (68)              (15)
Net realized gain/(loss) on investments                        69            (1,293)           (2,760)             (898)
Net realized loss on foreign currency transactions             --                (4)               --                --
Net change in unrealized appreciation/(depreciation)
   on investments                                              32            (2,659)             (477)              (70)
Net change in unrealized appreciation on futures               --                30                --                (9)
---------------------------------------------------------------------------------------------------------------------------

Net gain/(loss) on investments                                101            (4,050)           (3,305)             (992)
---------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets resulting from
   operations                                                $384           $(4,094)          $(3,427)          $(1,148)
===========================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.




28   DECEMBER 31, 2001


                                                                                                          FINANCIAL STATEMENTS
                                                                                                     THE ARMADA ADVANTAGE FUND

------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------
                                                                   BOND FUND                      INTERNATIONAL EQUITY FUND
                                                     -----------------------------------     ---------------------------------
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                       DECEMBER 31,        DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                           2001                2000                2001               2000
------------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income/(loss)                              $  283              $   377             $   (44)           $  (197)
Net realized gain/(loss) on investments,
   futures and foreign currency transactions                  69                 (257)             (1,421)             1,549
Net change in unrealized appreciation/
   (depreciation) on investments, futures
   and foreign currency transactions                          32                  389              (2,629)            (5,016)
------------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets
   resulting from operations                                 384                  509              (4,094)            (3,664)
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from
   net investment income                                    (377)                (524)                 --                 --
Distributions from
   net realized capital gains                                 --                   --              (1,626)            (4,924)
------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                         (377)                (524)             (1,626)            (4,924)
------------------------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
Proceeds from shares issued                                  365                  628               1,162              1,221
Dividends reinvested                                         377                  524               1,626              4,924
Cost of shares redeemed                                   (1,504)              (2,169)             (1,917)            (1,888)
------------------------------------------------------------------------------------------------------------------------------

Increase/(decrease) in net assets from
   capital transactions                                     (762)              (1,017)                871              4,257
------------------------------------------------------------------------------------------------------------------------------

Total decrease in net assets                                (755)              (1,032)             (4,849)            (4,331)
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                        6,438                7,470              16,253             20,584
------------------------------------------------------------------------------------------------------------------------------

End of period                                             $5,683              $ 6,438             $11,404            $16,253
==============================================================================================================================

CAPITAL SHARE TRANSACTIONS:
Issued                                                        37                   65                 127                 78
Reinvested                                                    39                   56                 240                381
Redeemed                                                    (152)                (225)               (211)              (114)
------------------------------------------------------------------------------------------------------------------------------

Change in shares                                             (76)                (104)                156                345
==============================================================================================================================


SEE NOTES TO FINANCIAL STATEMENTS.




                                                          DECEMBER 31, 2001  29

FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND

------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------
                                                              MID CAP GROWTH FUND                   SMALL CAP GROWTH FUND
                                         -------------------------------------------------------------------------------------
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                       DECEMBER 31,        DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                           2001                2000                2001               2000
------------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment loss                                      $  (122)           $  (210)             $  (156)           $  (127)
Net realized gain/(loss) on investments and futures                          (2,828)               6,151               (913)
   1,822
Net change in unrealized depreciation on
   investments and futures                                  (477)            (7,417)                 (79)            (4,102)
------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets
   resulting from operations                              (3,427)            (1,476)              (1,148)            (2,407)
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from
   net realized capital gains                             (6,365)            (7,066)              (2,456)            (1,730)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (6,365)            (7,066)              (2,456)            (1,730)
------------------------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
Proceeds from shares issued                                1,639              3,132                  599              1,074
Dividends reinvested                                       6,365              7,066                2,456              1,730
Cost of shares redeemed                                   (4,150)            (6,741)              (2,065)            (2,876)
-----------------------------------------------------------------------------------------------------------------------------

Increase/(decrease) in net assets from
   capital transactions                                    3,854              3,457                  990                (72)
------------------------------------------------------------------------------------------------------------------------------

Total decrease in net assets                              (5,938)            (5,085)              (2,614)            (4,209)
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                       17,882             22,967               12,264             16,473
-----------------------------------------------------------------------------------------------------------------------------

End of period                                            $11,944            $17,882              $ 9,650            $12,264
==============================================================================================================================

CAPITAL SHARE TRANSACTIONS:
Issued                                                       216                165                   48                 53
Reinvested                                                 1,935                417                  311                 90
Redeemed                                                    (572)              (349)                (167)              (140)
------------------------------------------------------------------------------------------------------------------------------

Change in shares                                           1,579                233                  192                  3
==============================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.




30  DECEMBER 31, 2001

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       THE ARMADA ADVANTAGE FUND



1. ORGANIZATION:

The Armada Advantage Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Trust presently offers portfolio of shares of the Equity Growth Fund, International Equity Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Bond Fund and the Balanced Allocation Fund. As of December 31, 2001, the Balanced Allocation Fund had not commenced operations. These financial statements and related notes pertain to the Bond, International Equity, Mid Cap Growth and Small Cap Growth Funds, (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Funds may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies") and certain qualified benefit plans. As of December 31, 2001, the Participating Insurance Company for the Bond, International Equity, Mid Cap Growth and Small Cap Growth Funds is Security Benefit Life Insurance Company. Additionally, Hartford Life Insurance Company is the Participating Insurance Company for the Equity Growth, International Equity and Mid Cap Growth Funds.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

SECURITIES VALUATION:

A Fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Debt obligations within sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate an NAV. As a result, the market value of these Funds' investments may change on days when you cannot buy and sell shares of a Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Discounts and market premiums are amortized and classified as interest income over

                                                           DECEMBER 31, 2001  31

NOTES TO FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND



the lives of the respective securities. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS:

The Funds implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on January 1, 2001. Prior to January 1, 2001, the Bond Fund did not amortize discounts and premiums on fixed income securities. In accordance with the implementation of the new accounting standards, the Bond Fund was required to record a cumulative effect adjustment of $19,831 to reflect the amortization of discounts and premiums that were not previously recorded. The cumulative adjustment was a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore did not impact total net assets or the net asset value per share of the Bond Fund. The effect of implementing the Guide for the year ended December 31, 2001 was to increase net investment income by $5,707, decrease realized gain by $7,879 and increase unrealized appreciation by $2,172. The statements of changes and financial highlights for the prior periods have not been restated to reflect this change.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Funds make distributions from net investment income and net realized capital gains on investments, if any, at least annually.

FOREIGN CURRENCY TRANSLATION:

The books and records of the International Equity Fund are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in operations for the current period. The Fund does not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

FORWARD FOREIGN CURRENCY CONTRACTS:

The International Equity Fund enters into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. At December 31, 2001, there were no outstanding forward foreign currency contracts.

FUTURES CONTRACTS:

Certain Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily



32  DECEMBER 31, 2001

                                                  NOTES TO FINANCIAL STATEMENTS
                                                      THE ARMADA ADVANTAGE FUND



changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized gain/(loss), if any, is shown in the financial statements.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Financial futures contracts open at December 31, 2001 were as follows:

                               NATIONAL                  UNREALIZED
                 NUMBER          COST        EXPIR-         GAIN/
                   OF           AMOUNT       ATION         (LOSS)
FUND            CONTRACTS        (000)        DATE          (000)
----            ---------      --------     --------     ----------
INTERNATIONAL
  EQUITY
  FUND --
FTSE Index          6            $449       March-02         $7
SPI 200 Index       5             216       March-02          2
                                                             --
                                                             $9

REPURCHASE AGREEMENTS:

Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Trust's custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and any remaining loss may be subject to legal proceedings.

3. INVESTMENT ADVISER, DISTRIBUTION FEES AND OTHER RELATED PARTY TRANSACTIONS:

Fees paid by the Trust pursuant to the Advisory Agreements with National City Investment Management Company (the "Adviser" or "IMC"), an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. The Adviser may from time to time waive its fees payable by the Funds. At December 31, 2001, advisory fees accrued and unpaid amounted to:

                                                   ADVISORY
                                     ANNUAL       FEE PAYABLE
                                      RATE          (000)
                                 ------------    ------------
Bond Fund ..............              0.55%          $3
International
 Equity Fund ...........              1.15            8
Mid Cap
 Growth Fund ...........              1.00            5
Small Cap
 Growth Fund ...........              1.00            8

National City Bank ("NCB") serves as the Funds' Custodian. NCB is paid an annual custody fee of 0.02% of each Fund's first $100 million of average daily gross assets, 0.01% of each Fund's next $650 million of average daily gross assets and 0.008% of the average daily gross assets in excess of $750 million, exclusive of out-of-pocket expenses and transaction charges. Custody fees are calculated daily and paid monthly.

SEI Investments Distribution Co. serves as distributor (the "Distributor") to the Funds. The Distributor receives no fees for its distribution services to the Funds.

The Trust and SEI Investments Mutual Fund Services ("SIMFS") are parties to an Administration Agreement under which SIMFS provides administrative services in exchange for fees at the greater of an annual rate of 0.20% of the Funds' average daily net assets, calculated daily and paid monthly, or $135,000 on aggregate net assets in the Funds.

Each Trustee receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $5,000 per annum for services in such capacity. The Trustees and Chairman fees are paid for services rendered to all of the Funds and are


                                                          DECEMBER 31, 2001  33

NOTES TO FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND



allocated on a prorata basis across the portfolios of The Armada Advantage Fund and Armada Funds, another fund company managed by the Adviser. No person who is an officer, director, trustee, or employee of IMC, the Distributor, or any parent, subsidiary, or sibling thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Expenses paid by the Trust for the year ended December 31, 2001, include legal fees of $62,907 paid to Drinker, Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

4. INVESTMENTS:

During the year ended December 31, 2001, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                  PURCHASES        SALES
                                    (000)          (000)
                                 ----------      ----------
Bond Fund ..............           $ 1,620        $ 1,596
International
 Equity Fund ...........            16,198         17,096
Mid Cap
 Growth Fund ...........            11,855         14,948
Small Cap
 Growth Fund ...........            15,476         15,890

Purchases and sales of long-term U.S. government obligations were:

                                  PURCHASES        SALES
                                    (000)          (000)
                                 ----------      ----------
Bond Fund ..............           $ 1,666        $ 2,595

5. FEDERAL INCOME TAXES:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, foreign currency gains and losses and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. In addition, certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences, have been reclassified to/from the following accounts:

                              UNDISTRIBUTED     ACCUMULATED
                             NET INVESTMENT    NET REALIZED       PAID-IN-
                                 INCOME             GAINS          CAPITAL
FUND                              (000)             (000)           (000)
----                          --------------    -------------     --------
International Equity Fund         $ 41               $ 4            $(45)
Mid Cap Growth Fund                122                --            (122)
Small Cap Growth Fund              156                --            (156)


34  DECEMBER 31, 2001

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       THE ARMADA ADVANTAGE FUND



The tax character of dividends and distributions paid during the years ended December 31, 2001 and December 31, 2000 were as follows:

                             ORDINARY         LONG-TERM
                              INCOME        CAPITAL GAIN         TOTAL
                               (000)            (000)            (000)
                            ---------      -------------       --------
Bond Fund
   2001                      $  377             $ --           $  377
   2000                         524               --              524
International
   Equity Fund
   2001                         290            1,336            1,626
   2000                       1,622            3,302            4,924
Mid Cap
   Growth Fund
   2001                       1,182            5,183            6,365
   2000                       2,328            4,738            7,066
Small Cap
   Growth Fund
   2001                          --            2,456            2,456
   2000                         935              795            1,730

As of December 31, 2001, the components of accumulated losses on a tax basis were as follows:

                             INTERNATIONAL    MID CAP   SMALL CAP
                      BOND      EQUITY        GROWTH     GROWTH
                      FUND       FUND          FUND       FUND
                      (000)      (000)         (000)      (000)
                    -------   ------------   --------   ----------
Undistributed
   ordinary
   income            $ 303     $    --       $    --    $     --
Capital loss
   carryforward
   expiring:
   Dec. 2007          (332)         --            --          --
   Dec. 2008          (224)         --            --          --
   Dec. 2009            --      (1,536)       (3,263)     (1,337)
Post-October
   losses               (5)       (122)           --        (211)
Unrealized
   appreciation/
   (depreciation)      129        (477)          489       1,345
                     -----    --------       -------    --------
Total
   Accumulated
   Losses            $(129)    $(2,135)      $(2,774)   $   (203)
                     -----    --------       -------    --------

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. During the year ended December 31, 2001, the Bond Fund utilized capital loss carryforwards of $6,000 to offset realized capital gains.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following fiscal year.

At December 31, 2001, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds at December 31, 2001 is as follows:

                   FEDERAL     AGGREGATE    AGGREGATE
                     TAX         GROSS        GROSS
                     COST     APPRECIATION DEPRECIATION     NET
                    (000)        (000)        (000)        (000)
                   --------  ------------  ------------  --------
Bond Fund          $ 5,506       $ 165      $    (36)     $  129
International
 Equity Fund        11,917         692        (1,184)       (492)
Mid Cap
 Growth Fund        11,419       2,045        (1,556)        489
Small Cap
 Growth Fund         8,230       1,736          (391)      1,345

6. MARKET AND CREDIT RISK:

Some countries in which the International Equity Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.



                                                          DECEMBER 31, 2001  35

NOTES TO FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND



The Bond Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. SECURITIES LENDING:

To generate additional income, the Funds may lend up to 331/3% of securities in which they are invested requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. Union Bank of California acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Funds.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by IMC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of IMC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The loaned securities were fully collateralized by cash, U.S.government securities, short-term corporate notes and repurchase agreements as of December 31, 2001.

As of December 31, 2001, the following Funds had securities with the following market values on loan:



                                   MARKET          MARKET VALUE
                                  VALUE OF          OF LOANED
                              COLLATERAL (000)    SECURITIES (000)
                              ----------------   ----------------
International Equity Fund          $1,753            $1,661
Mid Cap Growth Fund                 3,293             3,185
Small Cap Growth Fund               2,449             2,359




36 DECEMBER 31, 2001

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996






                                                [ARMADA ADVANTAGE LOGO OMITTED]

[BACKGROUND ART OMITTED]

[ARMADA                                                     FIRST-CLASS MAIL
  ADVANTAGE LOGO OMITTED]                                     U.S. POSTAGE
                                                                  PAID
One Freedom Valley Drive                                      LANCASTER, PA
Oaks, PA  19456                                                PERMIT 1793





INVESTMENT ADVISOR:


[NATIONAL CITY
INVESTMENT MANAGEMENT COMPANY LOGO OMITTED]

1900 East Ninth Street, 22nd Floor
Cleveland, OH  44114



ARM-AR-005-0100